VANGUARD PREFERRED STOCK FUND

[PHOTO]

ANNUAL REPORT
October 31, 2000

[THE VANGUARD GROUP LOGO]

OUR REPORTS TO
 THE OWNERS

At Vanguard, we regard our investors not as mere customers but as owners of the enterprise. For that's exactly what a mutual fund shareholder is--part owner of an investment company.

     In our reports to you on how the company is doing, we have tried to convey information without hyperbole and in the context of broad market trends and relevant benchmarks.

     We've introduced several changes to this year's annual reports to make them even more useful. Among the changes:
o    Larger type and redesigned graphics to make the reports easier to read.
o An at-a-glance summary of key points about fund performance and the financial markets.
o A table--included for many funds--in which the investment adviser highlights significant changes in holdings.
o Comparisons of fund performance and characteristics against both a broad market index and a "best fit" benchmark.
     We hope you'll find that these changes make the reports even more accessible and informative.


SUMMARY

o Vanguard Preferred Stock Fund's return was flat for the 2000 fiscal year, as preferred stock prices fell due to heightened concerns about credit quality.
o Yields on high-quality, long-term bonds generally declined during the 12 months, while short-term yields climbed.
o    On December 3, the Preferred Stock Fund passed its first quarter-century.


CONTENTS
1  Letter from the Chairman
6  Report from the Adviser
8  Fund Profile
9  Glossary of Investment Terms
10 Performance Summary
11 Financial Statements
18 Report of Independent Accountants

LETTER
 from the Chairman

Fellow Shareholders,

Fixed income investors shunned riskier securities during the 12 months ended October 31, 2000, and the prices of many preferred stocks declined sharply. As a result, vanguard preferred stock fund endured a tough 2000 fiscal year and ended the period with a flat return.

     The adjacent table compares the fund's 12-month total return with the returns of the average fixed income fund and a broad measure of the preferred stock market. As you can see, your fund lagged both of its comparative measures.

2000 TOTAL RETURNS                            Fiscal Year Ended
                                                     October 31
---------------------------------------------------------------
Vanguard Preferred Stock Fund                              0.0%
Average Fixed Income Fund*                                 4.4
Merrill Lynch Fixed Rate Preferred Stock Index**           0.4
---------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Merrill  Lynch  DRD-Eligible  Preferred Index through  February
  2000; Merrill Lynch Fixed Rate Preferred Stock Index thereafter.

     The fund's total return (capital change plus reinvested dividends) is based on a decline in net asset value from $9.44 per share on October 31, 1999, to $8.84 per share on October 31, 2000, and is adjusted for the reinvestment of dividends totaling $0.59 per share paid from net investment income. The fund's yield on October 31, 2000, was 6.59%, up from 6.14% a year earlier.

     As you may recall, Vanguard Preferred Stock Fund's board of trustees decided last year to broaden the range of securities available to the fund's investment adviser. Previously, the fund was permitted to invest only in securities that qualified for the 70% intercorporate dividends-received deduction (DRD), a special federal tax break available to corporations, but not to individual investors. The new policy took effect on March 1, 2000, but so far the fund's adviser, Wellington Management Company, LLP, has not purchased any non-DRD-eligible securities.


MARKET BAROMETER                               Average Annual Total Returns
                                              Periods Ended October 31, 2000
--------------------------------------------------------------------------------
                                             One        Three          Five
                                             Year       Years         Years
--------------------------------------------------------------------------------
STOCKS
S&P 500 INDEX (Large-caps)                   6.1%       17.6%         21.7%
RUSSELL 2000 INDEX (Small-caps)             17.4         5.9          12.4
WILSHIRE 5000 INDEX (Entire market)          8.1        16.0          20.1
MSCI EAFE INDEX (International)             -2.7         9.7           8.9
--------------------------------------------------------------------------------
BONDS
LEHMAN AGGREGATE BOND INDEX (Entire market)  7.3%        5.7%          6.3%
LEHMAN 10 YEAR MUNICIPAL BOND INDEX          8.2         5.0           5.7
SALOMON SMITH BARNEY 3-MONTH
 U.S. TREASURY BILL INDEX                    5.7         5.2           5.2
================================================================================
CPI
CONSUMER PRICE INDEX                         3.4%       2.5%           2.5%
--------------------------------------------------------------------------------

Because of its focus on

DRD-eligible securities, Vanguard Preferred Stock Fund may not be an appropriate investment for individual investors, who cannot use the special corporate tax deduction and therefore are not compensated for the interest rate and credit risks faced by the fund.

FINANCIAL MARKETS IN REVIEW

During the 12 months ended October 31, the economic environment was generally favorable for stocks and bonds. Early in the period, production rose rapidly, unemployment fell below 4% of the workforce, long-term interest rates declined, and inflation stayed well-behaved, aside from a rise in energy prices.

     But as the period progressed, evidence suggested that the economy's expansion was slowing in the wake of repeated increases in short-term interest rates engineered by the Federal Reserve Board. And despite solid increases in corporate earnings, doubts grew about the sustainability of the gains. As a result, all was not calm in the stock market or in certain segments of the fixed income markets. Extreme volatility afflicted the U.S. stock market almost daily, and although the overall bond market fared well, many higher-yielding securities took it on the chin.

----------------------
The economic back-
drop was favorable,
on balance, for stocks
and bonds.
----------------------

     Short-term interest rates rose substantially during the year, with the yield on 3-month U.S. Treasury bills increasing more than 1.3 percentage points. The rise essentially matched the 1.25-point hike in the federal funds rate engineered in four steps by the Fed, which was trying to cool the economy to stave off inflation. Yields were relatively flat, on balance, for most longer-term securities. A rising federal budget surplus shrank the supply of U.S. Treasury securities, and yields of U.S. Treasury bonds declined slightly for the fiscal year: The 30-year Treasury's yield fell from 6.16% to 5.79%. Yields on 10-year Treasuries fell by about a quarter-point. The Lehman Brothers Aggregate Bond Index, a proxy for investment-grade bonds, returned 7.3%, outpacing the Standard & Poor's 500 Index.

     Though interest rate movements always play a big role in the bond market, concerns about credit quality took center stage in recent months. The deceleration in economic growth prompted bond investors to shy away from speculative issues, and prices of high-yield bonds fell; the Lehman Brothers High Yield Bond Index returned -1.6% due to average price declines exceeding -10%. Mortgage-backed securities and high-quality corporate bonds performed well.

---------------------
Many investors shied
away from speculative
issues during the
fiscal year.
---------------------

The U.S. stock market began the fiscal year like a skyrocket, as investors exhibited extreme enthusiasm for technology-related stocks. But beginning in early spring, investors seemed to grow wary of the lofty prices of many tech and telecommunications stocks in relation to their earnings and other fundamentals. Value stocks--those characterized by relatively low prices in relation to earnings, book value, and dividends--generally benefited from the market's increased attention to current earnings.

     For the full 12 months, the overall stock market, as measured by the Wilshire 5000 Total Market Index, returned 8.1%--a decent result but below the double-digit gains investors have seen in recent years. For a change, small- and mid-capitalization stocks outpaced their large-cap counterparts. The small-cap Russell 2000 Index returned 17.4% for the 12 months, 11.3 percentage points ahead of the return of the large-cap S&P 500 Index, which accounts for roughly three-fourths of the market value of U.S. stocks.

FISCAL 2000 PERFORMANCE OVERVIEW

Although yields declined and prices rose modestly for long-term U.S. Treasury and high-quality corporate bonds during the fiscal year, prices declined and yields rose for securities with less-than-stellar credit quality--including most preferred stocks. The divergence in yields for higher- and lower-quality securities stemmed from investor concerns that a slowing economy and rising corporate debt levels would result in increased defaults. For Vanguard Preferred Stock Fund, the result was a zero return, as price decreases for our holdings offset a healthy 6.4% return from interest income.

     The fund returned -2.7% during the first half of the fiscal year and regained that ground--but no more--during the second half.

     The market's aversion to lower credit quality hit preferred stocks hard because preferreds have lower standing than bonds in a corporation's capital structure. This means that should the corporation have financial trouble, bondholders are paid before holders of its preferred stock. This distinction makes the Preferred Stock Fund riskier than the average fixed income fund, and it largely explains why we trailed our average peer during the fiscal year. We fared better in relation to our unmanaged index, which eked out a 0.4% return. The index better reflects activity in the market for preferred stocks. The Report from the Adviser on page 6 provides more details.


TOTAL RETURNS                                 Ten Years Ended
                                              October 31, 2000

                                   Average                    Final Value of
                                    Annual                         a $10,000
                                    Return                Initial Investment
--------------------------------------------------------------------------------
Vanguard Preferred Stock Fund          8.5%                     $22,550
Average Fixed Income Fund              7.3                       20,211
Merrill Lynch Fixed Rate
 Preferred Stock Index*                8.6                       22,845
--------------------------------------------------------------------------------
*Merrill Lynch Perpetual  Preferred  Index through  January 1997;  Merrill
 Lynch DRD-Eligible Preferred Index through February 2000; Merrill Lynch Fixed Rate Preferred Stock Index thereafter.


LONG-TERM PERFORMANCE OVERVIEW

The true measure of any investment is best taken over the long term. The adjacent table presents the average annual returns of Vanguard Preferred Stock Fund and its comparative benchmarks for the past ten years. It also shows the results of hypothetical $10,000 investments made a decade ago in each.

     As you can see, the fund measured up well against the average fixed income fund and came up just a hair short of our benchmark index, which is a hard target to beat because its returns reflect no operating expenses or administrative costs. Both our absolute and relative results were aided by a general decline in long-term interest rates during the past decade.

     Our average return for the decade may suggest a smoother path than our shareholders actually experienced. There was considerable year-to-year volatility, with fiscal-year returns ranging from a low of -8.5% in 1994--a period of rapidly rising interest rates--to a high of 23.8% in fiscal 1995, when rates fell sharply. We offer this brief history lesson as a reminder that preferred stock returns are subject to considerable short-term fluctuations. To earn solid long-term returns, investors must ride out the short-term swings. For this reason, we urge investors in Vanguard Preferred Stock Fund to take the long view and be prepared for interim turbulence.

---------------------
Preferred Stock Fund
investors should be
prepared for interim
turbulence.
---------------------

     Our constant goal is to provide long-term returns that exceed those of our competitive measures. Our low costs are a significant aid as we pursue this objective. Your fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.39%, a fraction of the 1.04% charged by the average fixed income fund. That means that for every $1,000 invested in your fund, $3.90 goes toward expenses. For every $1,000 invested in our average peer, $10.40 is consumed by expenses. Because fund operating and administrative costs directly reduce the returns investors receive, our significant cost advantage provides us with a head start versus funds that charge higher expenses.

     We understand that the past 24 months have been a difficult period for the preferred stock market, and we are grateful for the trust you have placed in Vanguard and the Preferred Stock Fund. We are confident that our investment approach is a sound way to capture the returns available from preferred stocks. We pledge to continue to provide an attractive level of after-tax income at a cost far lower than that of similar funds.

IN SUMMARY

Though some investors will always be tempted to chase the hottest-performing segment of the financial markets--whether it's technology stocks, small-caps, or long-term bonds--market movements over the past 12 months have proven just how difficult and treacherous that pursuit can be.

     Sectors fall in and out of favor, asset classes shift from leader to laggard, and securities rise and fall in unpredictable patterns. We suggest that rather than fighting these truths of investing, you use them to your advantage by constructing a diversified, portfolio of stock funds, fixed income funds, and short-term investments that strikes a reasonable balance between the risk and rewards of the financial markets.


Sincerely,


/S/
JOHN J. BRENNAN

[PHOTO]
JOHN J. BRENNAN
Chairman and
Chief Executive Officer

November 15, 2000

REPORT
 from the Adviser         WELLINGTON MANAGEMENT COMPANY, LLP


For the 6- and 12-month periods ended October 31, 2000, VANGUARD PREFERRED STOCK FUND posted total returns of 2.8% and 0.0%, respectively. Our returns reflect the decline in the prices of many preferred stocks during the fiscal year.

THE INVESTMENT ENVIRONMENT

The fiscal year began on November 1, 1999, with the yield of the 30-year U.S. Treasury bond at 6.16% and the yield of a representative preferred stock at 6.63%. Twelve months later, the long-term Treasury bond's yield was 37 basis points lower, while preferred stock yields were 47 basis points higher. Thus, the yield differential between riskless Treasuries and preferred stocks expanded by 84 basis points (or just under one percentage point), reflecting an unfavorable environment for preferred stocks. This unusual split in the direction of yields occurred during a time when the supplies of both preferreds and Treasuries were shrinking. The current difference between the yields of a-rated utilities' perpetual preferreds and 30-year Treasuries is 259 basis points, up from 239 basis points six months ago. The ten-year average spread is 196 basis points. The upshot is that, on a historical basis, preferreds are now inexpensive versus Treasuries. Compared with municipal bonds, preferreds today offer 90 basis points of additional after-tax yield, well above the ten-year average of 59 basis points.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY
The adviser believes that the fund can provide a relatively high and sustainable level of income by investing primarily in dividend-paying, high-quality, preferred stocks.
--------------------------------------------------------------------------------

     A positive factor for preferred securities during the fiscal year was the absence of discussion in Congress about lowering the corporate dividends-received deduction (DRD). Proposals to lower the DRD have surfaced in the past, but we know of no current proposals to change it from the existing level of 70%. As discussed in the last annual report, the fund's board of trustees has broadened our investment guidelines to allow us to purchase non-DRD-eligible securities when attractively priced DRD preferreds are not available. So far, we have not exercised this option.

THE FISCAL YEAR IN REVIEW

The fund experienced no interruptions in dividend payments, and income remained reasonably stable. The fund's investments continue to be well- diversified, with holdings from nearly 50 issuers.

     As yields of long-term Treasury bonds declined, yields of preferred stocks did not follow suit, as one might have expected from securities with long average durations. This is because risk premiums widened across all domestic fixed income sectors, including preferreds. (Typically, longer-maturity fixed income securities such as bonds and preferred stocks benefit more from declines in interest rates, just as they suffer more when rates rise.) As the Federal Reserve Board attempted to curtail credit to slow the domestic economy, the marginal borrower--any issuer that ranked relatively low in the capital structure--had to pay a relatively steeper price to obtain credit. Preferred stock issuers were no exception, because preferred stock ranks below ordinary bonds in corporations' capital structure; that is, preferred dividends are paid only after other debt obligations are met.

     We believe that the Fed has accomplished its goal of slowing the domestic economy to a less-inflationary rate of growth and that, as a consequence, risk premiums should remain stable or even contract slightly. Thus, we expect to see the fund earn back some of the ground it lost due to the widening of yield spreads in fiscal 2000.

THE FUND'S POSITION

The investment goals and strategy of the fund are consistent with those put in place at its inception a quarter-century ago. We purchase relatively high-quality preferred stocks with the goal of providing sustainable and attractive after-tax income. We attempt to control income risk and variability by investing in securities with call protection that are issued by highly creditworthy companies. We attempt to maintain income stability through broad diversification; securities from 46 issuers were in the fund on October 31.

     The risk to the fund's net asset value from a reduction in the DRD is always present, as is the risk of price declines for our holdings due to rising long-term interest rates. These risks cannot be hedged over the long term. Lacking a stated maturity, preferreds perform poorly when rates are rising and well when rates are falling. We expect rates to fall slightly because the domestic economy is slowing. We also believe that the next change in short-term rates by the Federal Reserve could be to cut them.

     As of October 31, the fund's credit-quality breakdown (based on Moody's Investors Service ratings) was cash/Treasuries, 4%; aa-rated securities, 27%; a, 47%; and baa, 22%. The electric utility sector is the fund's largest industry exposure, representing about half of total assets. High-quality financial services companies accounted for the next-largest industry exposure.

Earl E. McEvoy, Senior Vice President and Portfolio Manager

November 10, 2000

FUND PROFILE                               As of October 31, 2000
 for Preferred Stock Fund

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on page 9.

----------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                   Lehman
                         Fund       Best Fit*      Index**
----------------------------------------------------------
Number of Securities      49            152        6,044
Yield                    6.6%          8.5%         7.0%
Average Coupon           6.5%          8.3%         6.9%
Average Quality            a2            a3          Aaa
Turnover Rate              6%            --           --
Expense Ratio           0.39%            --           --
Cash Investments         3.6%            --           --
----------------------------------------------------------
 *Merrill Lynch Fixed Rate Preferred Stock Index.
**Lehman Aggregate Bond Index.


---------------------------------------------
TEN LARGEST HOLDINGS
 (% of total net assets)
Federal Home Loan Mortgage Corp.        11.5%
USA Education                            4.7
Florida Power & Light Co.                3.9
Alabama Power Co.                        3.8
PacifiCorp                               3.8
Citigroup, Inc.                          3.8
South Carolina Electric & Gas Co.        3.1
Indianapolis Power & Light               3.1
Virginia Electric & Power Co.            2.9
PPL Electric Utilities Corp.             2.8
---------------------------------------------
Top Ten                                 43.4%
---------------------------------------------

-----------------------------
DISTRIBUTION BY COUPON
 (% of portfolio)
Under 4%         2.7%
4%-5%            1.4
5%-6%           25.6
6%-7%           39.9
7%-8%           30.4
8%-9%            0.0
9%-10%           0.0
Over 10%         0.0
-----------------------------
Total          100.0%
-----------------------------

-------------------------------------------------
SECTOR DIVERSIFICATION
 (% of preferred stocks)
Auto & Transportation         0.0%
Consumer Discretionary        0.0
Consumer Staples              0.3
Financial Services           43.4
Health Care                   0.0
Integrated Oils               0.0
Other Energy                  1.1
Materials & Processing        3.4
Producer Durables             0.0
Technology                    0.8
Utilities                    51.0
Other                         0.0
-------------------------------------------------

-------------------------
DISTRIBUTION BY
 CREDIT QUALITY
 (% of preferred stocks)
Treasury/Agency      1.5%
aaa                  0.0
aa                  27.4
a                   47.4
baa                 22.1
ba                   0.0
b                    0.0
Not Rated            1.6
-------------------------
Total              100.0%
-------------------------

GLOSSARY
 of Investment Terms

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with aaa indicating the most creditworthy issuers of preferred stocks.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.
--------------------------------------------------------------------------------
DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is the rate of return an investor would receive if the securities were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY
 for Preferred Stock Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%)     October 31, 1990-October 31, 2000
--------------------------------------------------------------------------------
          PREFERRED STOCK FUND      MERRILL LYNCH
                                           INDEX*
FISCAL   CAPITAL  INCOME   TOTAL        TOTAL
YEAR     RETURN   RETURN   RETURN      RETURN
--------------------------------------------------------------------------------
1991       10.2%   10.6%    20.8%       28.8%
1992        2.9     8.4     11.3        13.5
1993        7.2     8.4     15.6        10.4
1994      -15.2     6.7     -8.5        -5.0
1995       15.1     8.7     23.8        18.0
1996        0.6     7.4      8.0         7.4
1997        5.2     7.2     12.4         8.8
1998        1.9     6.1      8.0         6.4
1999       -7.8     5.3     -2.5         1.2
2000       -6.4     6.4      0.0         0.4
--------------------------------------------------------------------------------
*Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Index through February 2000; Merrill Lynch Fixed Rate Preferred Stock Index thereafter.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE October 31, 1990-October 31, 2000

[CHART]
INITIAL INVESTMENT OF $10,000

   QUARTER    PREFERRED     AVERAGE FIXED    MERRILL LYNCH     LEHMAM AGGREGATE
    ENDED    STOCK FUND      INCOME FUND      FIXED RATE           BOND INDEX
                                           PREFERRED STOCK
   199010   $  10000       $  10000         $  10000                $  10000
   199101      10575          10416            10830                   10503
   199104      11132          10931            11689                   10781
   199107      11296          11193            11917                   10988
   199110      12083          11789            12877                   11581
   199201      12673          12114            13456                   11871
   199204      12694          12273            13639                   11966
   199207      13382          12883            14258                   12612
   199210      13454          12958            14620                   12719
   199301      13903          13377            14825                   13174
   199304      14492          13765            15371                   13553
   199307      14940          14138            15739                   13894
   199310      15547          14440            16141                   14229
   199401      15617          14603            16426                   14378
   199404      14540          13959            15325                   13668
   199407      14655          14118            15563                   13907
   199410      14233          13979            15336                   13707
   199501      14670          14133            15835                   14045
   199504      15826          14679            16757                   14667
   199507      16730          15264            17454                   15313
   199510      17619          15721            18088                   15852
   199601      18066          16259            18602                   16426
   199604      17730          15830            18475                   15935
   199607      18211          16078            18772                   16161
   199610      19035          16640            19427                   16779
   199701      19430          16914            19787                   16962
   199704      19853          16900            20144                   17064
   199707      20985          17736            20692                   17900
   199710      21402          18040            21129                   18271
   199801      22228          18536            21642                   18780
   199804      22464          18605            21773                   18926
   199807      23007          18950            22310                   19309
   199810      23114          19099            22486                   19978
   199901      23486          19511            22885                   20297
   199904      23716          19396            23166                   20113
   199907      23041          19182            23004                   19790
   199910      22542          19364            22746                   20084
   200001      21722          19341            21888                   19922
   200004      21939          19425            22065                   20366
   200007      21969          19886            22799                   20971
   200010      22550          20211            22845                   21550

                       AVERAGE ANNUAL TOTAL RETURNS
                      PERIODS ENDED OCTOBER 31, 2000           FINAL VALUE
                     --------------------------------         OF A $10,000
                            1 YEAR     5 YEARS     10 YEARS     INVESTMENT
--------------------------------------------------------------------------------
Preferred Stock Fund         0.03%       5.06%        8.47%        $22,550
Average Fixed Income Fund*   4.37        5.15         7.29          20,211
Merrill Lynch Fixed Rate
 Preferred Stock Index**     0.44        4.78         8.61          22,845
Lehman Aggregate Bond Index  7.30        6.33         7.98          21,550
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Merrill Lynch Perpetual Preferred Index through January 1997; Merrill Lynch DRD-Eligible Preferred Index through February 2000; Merrill Lynch Fixed Rate Preferred Stock Index thereafter.

FINANCIAL STATEMENTS
 October 31, 2000

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
PREFERRED STOCK FUND                           SHARES                (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (94.9%)
--------------------------------------------------------------------------------
CONSUMER STAPLES (0.3%)
 Stokely-Van Camp Corp. 5.00%                  45,000           $      631
                                                                ----------

FINANCIAL SERVICES (41.1%)
 BANKS--NEW YORK CITY (4.0%)
 The Chase Manhattan Corp.
  4.96%                                        25,000                1,128
 HSBC USA, Inc. $2.858                         50,000                2,038
 J. P. Morgan & Co., Inc. 6.625%              100,000                5,081

 BANKS--OUTSIDE NEW YORK CITY (7.4 %)
(1)ABN-AMRO North America 6.59%                 4,000                3,775
   Comerica, Inc. 6.84%                        50,000                2,487
   FleetBoston Financial
    Corp. 6.75%                               100,000                5,175
   PNC Financial Services
    Group 6.05%                                25,000                1,250
   Wells Fargo & Co 6.59%                      50,000                2,518

 DIVERSIFIED FINANCIAL SERVICES (3.8%)
 Citigroup, Inc. 6.365%                       170,000                7,682

 FINANCE COMPANIES (5.4%)
 Heller Financial, Inc. 6.687%                 15,000                1,328
 USA Education 6.97%                          200,000                9,600

 FINANCIAL--MISCELLANEOUS (15.7%)
 Federal Home Loan Mortgage
  Corp. 5.00%                                 250,000           $    9,938
 Federal Home Loan Mortgage
  Corp. 5.10%                                 100,000                4,228
 Federal Home Loan Mortgage
  Corp. 5.79%                                 198,400                9,325
 Federal National Mortgage
  Assn. 6.45%                                 100,000                4,912
 MBNA Corp. 7.50%                             150,000                3,675

 INSURANCE--PROPERTY-CASUALTY (2.3%)
(1)Hillbrook Insurance Co. 5.90%                   55                4,785

 SECURITIES BROKERS & SERVICES (2.5%)
 Morgan Stanley Dean Witter
  Co. 7.75%                                   100,000                5,081
                                                                ----------
                                                                    84,006
                                                                ----------
OTHER ENERGY (1.0%)
 Apache Corp. 5.68%                            25,000                2,074
                                                                ----------

MATERIALS & PROCESSING (3.3%)
 Alcoa, Inc. $3.75                             77,490                4,301
 E.I. du Pont de Nemours &
  Co. 3.50%                                    15,600                  831
 E.I. du Pont de Nemours &
  Co. $4.50                                    22,925                1,536
                                                                ----------
                                                                     6,668
                                                                ----------

--------------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
PREFERRED STOCK FUND                           SHARES                (000)
--------------------------------------------------------------------------------
TECHNOLOGY (0.7%)
 International Business Machines
  Corp. 7.50%                                  57,500           $    1,455
                                                                ----------

UTILITIES--ELECTRICAL (48.5%)
 Alabama Power Co. 5.20%                      400,000                7,800
 Baltimore Gas & Electric
  Co. 7.125%                                   52,000                5,458
 Boston Edison Co. 4.78%                        2,000                  136
 Carolina Power & Light Co. 5.44%               4,319                  332
 Duke Energy Corp. 7.85%                       20,544                2,160
 Duquesne Light Co. 3.75%                       4,200                  118
 Florida Power & Light Co. 6.98%               80,000                7,998
 Idaho Power Co. 7.07%                         25,000                2,401
 Indianapolis Power & Light 5.65%              75,000                6,253
 Monongahela Power Co. 7.73%                   50,000                5,091
 PECO Energy Co. $7.48                         50,000                4,907
 PPL Electric Utilities Corp. 6.75%            60,000                5,760
 PSI Energy Inc. 6.875%                        25,000                2,416
 Pacific Gas & Electric Co. 7.04%             176,650                4,240
 PacifiCorp 7.48%                              75,000                7,716
 Puget Sound Energy 7.45%                     200,000                5,113
 San Diego Gas & Electric
  Co. $1.70                                   140,000                3,525
 Sierra Pacific Power Co. 7.80%               200,000                5,425
 South Carolina Electric & Gas
  Co. 6.52%                                    65,000                6,320
 TXU Electric Co. $7.98                        45,000                4,545
 Union Electric Co. $7.64                      25,000                2,536
 Virginia Electric & Power
  Co. $6.98                                    60,000                5,990
 Wisconsin Power & Light
  Co. 6.20%                                    18,500                1,667
 Wisconsin Public Service
  Corp. 6.88%                                  10,000                1,013
                                                                ----------
                                                                    98,920
                                                                ----------
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
 (Cost $209,071)                                                   193,754
--------------------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATION (1.5%)
--------------------------------------------------------------------------------
U.S. TREASURY NOTE
 5.75%, 8/15/2010
 (Cost $3,008)                                 $3,000                2,997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 FACE               MARKET
                                               AMOUNT               VALUE*
                                                (000)                (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.5%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
 Obligations in a Pooled
 Cash Account
 6.56%, 11/1/2000
 (Cost $7,170)                                 $7,170           $    7,170
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
 (Cost $219,249)                                                   203,921
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                   760
Liabilities                                                           (570)
                                                                ----------
                                                                       190
                                                                ----------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 23,093,213 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                       $204,111
================================================================================

NET ASSET VALUE PER SHARE                                            $8.84
================================================================================
*See Note A in Notes to Financial Statements.
(1)Security  exempt from  registration  under Rule 144A of the Securities
   Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At
   October 31, 2000, the aggregate value of these securities was $8,560,000, representing 4.2% of net assets.

--------------------------------------------------------------------------------
AT OCTOBER 31, 2000, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                             Amount               Per
                              (000)             Share
--------------------------------------------------------------------------------
Paid in Capital          $ 230,304             $9.97
Undistributed Net
 Investment Income             966               .04
Accumulated Net
 Realized Loss--Note D     (11,831)             (.51)
Unrealized Depreciation--
 Note E                    (15,328)             (.66)
--------------------------------------------------------------------------------
NET ASSETS                $204,111             $8.84
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.


--------------------------------------------------------------------------------
                                                            PREFERRED STOCK FUND
                                                     YEAR ENDED OCTOBER 31, 2000
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                             $16,358
  Interest                                                                  258
--------------------------------------------------------------------------------
   Total Income                                                          16,616
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fee --Note B                                          337
  The Vanguard Group--Note C
   Management and Administrative                                            515
   Marketing and Distribution                                                43
  Custodian Fees                                                             15
  Auditing Fees                                                               9
  Shareholders' Reports                                                      18
--------------------------------------------------------------------------------
    Total Expenses                                                          937
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    15,679
--------------------------------------------------------------------------------
REALIZED NET LOSS ON INVESTMENT SECURITIES SOLD                         (11,638)
--------------------------------------------------------------------------------
CHANGE  IN  UNREALIZED  APPRECIATION
  (DEPRECIATION)  OF  INVESTMENT  SECURITIES                             (6,972)
--------------------------------------------------------------------------------
NET  INCREASE  IN  NET  ASSETS  RESULTING  FROM  OPERATIONS             $(2,931)
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------
                                                                  PREFERRED STOCK FUND
                                                                 YEAR ENDED OCTOBER 31,
                                                              -----------------------------------
                                                               2000             1999
                                                               (000)            (000)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                                 $   15,679       $   20,619
   Realized Net Gain                                        (11,638)            (110)
   Change in Unrealized Appreciation (Depreciation)          (6,972)         (28,274)
-------------------------------------------------------------------------------------------------
      Net Decrease in Net Assets Resulting from Operations   (2,931)          (7,765)
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income                                   (15,890)         (19,870)
    Realized Capital Gain                                        -            (4,518)
-------------------------------------------------------------------------------------------------
      Total Distributions                                   (15,890)         (24,388)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
    Issued                                                   23,063           86,045
    Issued in Lieu of Cash Distributions                     11,381           18,858
    Redeemed                                               (126,064)        (138,952)
-------------------------------------------------------------------------------------------------
      Net Decrease from Capital Share Transactions          (91,620)         (34,049)
-------------------------------------------------------------------------------------------------
    Total Decrease                                         (110,441)         (66,202)
-------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                       314,552          380,754
-------------------------------------------------------------------------------------------------
    End of Year                                            $204,111         $314,552
=================================================================================================

1Shares Issued (Redeemed)
    Issued                                                    2,578            8,516
    Issued in Lieu of Cash Distributions                      1,280            1,886
    Redeemed                                                (14,085)         (13,836)
-------------------------------------------------------------------------------------------------

      Net Decrease in Shares Outstanding                    (10,227)          (3,434)
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------
                                                                   PREFERRED STOCK FUND
                                                                   YEAR ENDED OCTOBER 31,
FOR A SHARE OUTSTANDING                       -------------------------------------------------------
THROUGHOUT EACH PERIOD                           2000        1999       1998      1997      1996
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $9.44       $10.36      $10.17      $9.67     $9.61
-----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                            .59         .590         .58        .63       .69
  Net Realized and Unrealized Gain (Loss)
      on Investments                              (.60)       (.825)        .22        .53       .04
-----------------------------------------------------------------------------------------------------
      Total from Investment Operations            (.01)       (.235)        .80       1.16       .73
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.59)       (.560)       (.61)      (.66)     (.67)
  Distributions from Realized Capital Gains          -        (.125)          -          -         -
-----------------------------------------------------------------------------------------------------
      Total Distributions                         (.59)       (.685)       (.61)      (.66)     (.67)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                     $8.84        $9.44      $10.36     $10.17     $9.67
=====================================================================================================
TOTAL RETURN                                      0.03%       -2.47%       8.00%     12.44%     8.04%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Year (Millions)              $204         $315        $381       $320      $286
  Ratio of Total Expenses to
       Average Net Assets                        0.39%        0.36%       0.36%      0.37%     0.39%
  Ratio of Net Investment Income to
       Average Net Assets                        6.47%        5.76%       5.60%      6.41%     7.23%
  Portfolio Turnover Rate                           6%          11%         39%        34%       31%
=====================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the lastest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended October 31, 2000, the advisory fee represented an effective annual rate of 0.14% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2000, the fund had contributed capital of $38,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.04% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. During the year ended October 31, 2000, the fund purchased $13,159,000 of investment securities and sold $115,331,000 of investment securities, other than U.S. government securities and temporary cash investments.

     At October 31, 2000, the fund had available a capital loss carryforward of $11,748,000 to offset future net capital gains of $110,000 through October 31, 2007, and $11,638,000 through October 31, 2008.

E. At October 31, 2000, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $15,328,000, consisting of unrealized gains of $673,000 on securities that had risen in value since their purchase and $16,001,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT
 of Independent Accountants

To the Shareholders and Trustees of Vanguard Preferred Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Preferred Stock Fund (the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 29, 2000




--------------------------------------------------------------------------------
SPECIAL 2000 TAX INFORMATION (UNAUDITED) FOR
VANGUARD PREFERRED STOCK FUND

This information for the fiscal year ended October 31, 2000, is included pursuant to provisions of the Internal Revenue Code.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

THE VANGUARD(R)
 Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock
 Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets
 Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital
 Appreciation Fund
Tax-Managed Growth and
 Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock
 Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative
 Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate
 Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term
 Treasury Fund
Admiral(TM) Long-Term
 Treasury Fund
Admiral(TM) Short-Term
 Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term
 Tax-Exempt Fund
Intermediate-Term Bond
 Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term
 Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
(California, Florida, Massachusetts, New Jersey,
 New York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money
 Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
(California, New Jersey,
 New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio


For information about Vanguard funds and our variable annuity plan, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE
 Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

     Six of Vanguard's seven board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers.

     The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES
JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Argentaria, Gestion, BKF Capital, The Jeffrey Co., NeuVis, Inc., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of AmeriSource Health Corporation, Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
OTHER FUND OFFICERS
RAYMOND J. KLAPINSKY, Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS
R. GREGORY BARTON, Legal Department.
ROBERT A. DISTEFANO, Information Technology.
JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------
                                  JOHN C. BOGLE
                Founder; Chairman and Chief Executive, 1974-1996.

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